UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 11, 2013

CRIMSON WINE GROUP, LTD.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-54866	13-3607383
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5901 Silverado Trail, Napa, California		94558
(Address of Principal Executive Offices)		(Zip Code)

(800) 486-0503
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

            ☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            ☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            ☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            ☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2013, the Board of Directors of Crimson Wine Group, Ltd. (the “Company”) approved cash bonuses for Erle Martin, the Company’s President and Chief Executive Officer, and Patrick DeLong, the Company’s Chief Financial and Operating Officer, of $250,000 and $200,000, respectively.  The bonuses were awarded in respect of Mr. Martin’s and Mr. DeLong’s work in connection with the Company’s spin-off from Leucadia National Corporation, which was completed on February 25, 2013.  The bonuses will be paid within ten days of June 11, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 11, 2013

CRIMSON WINE GROUP, LTD.

By:  /s/ Patrick M. DeLong

Name:  Patrick M. DeLong

Title:  Chief Financial & Operating Officer

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